FINANCIAL GUARANTY INSURANCE COMPANY
--------------------------------------------------------------------------------

UNAUDITED INTERIM FINANCIAL STATEMENTS

September 30, 1996

Balance Sheets.....................................................            1
Statements of Income...............................................            2
Statements of Cash Flows...........................................            3
Notes to Unaudited Interim Financial Statements....................            4

Financial Guaranty Insurance
Company                                                           Balance Sheets
--------------------------------------------------------------------------------
($ in Thousands)

                                             SEPTEMBER               DECEMBER
                                                30,                     31,
                                               1996                    1995
                                          ----------------        --------------
                                            (UNAUDITED)
Assets
Fixed maturity securities, available
  for sale, at fair value (amortized
  cost of $2,153,856 in 1996
  and $2,043,453 in 1995)............       $2,172,841             $2,141,584
Short-term investments, at cost, which
  approximates market................          147,460                 91,032
Cash.................................              997                    199
Accrued investment income............           33,825                 37,347
Reinsurance receivable...............            7,418                  7,672
Deferred policy acquisition costs....           93,676                 94,868
Property, plant and  equipment net of
  accumulated depreciation of $14,704
  in 1996 and $12,861 in 1995........            5,032                  6,314
Prepaid reinsurance premiums.........          159,506                162,087
Prepaid expenses and other assets....           28,581                 39,199
                                          ----------------        --------------

Total assets.........................       $2,649,336             $2,580,302
                                          ----------------        --------------
                                          ----------------        --------------
Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums....................         $685,364               $727,535
Losses and loss adjustment expenses..           72,127                 77,808
Ceded reinsurance payable............           12,507                  1,942
Accounts payable and accrued expenses           48,382                 32,811
Due to parent........................              260                  1,647
Current federal income taxes payable.           78,818                 51,296
Deferred federal income
  taxes payable......................           74,195                 99,171
Payable for securities purchased.....           45,796                 40,211
                                          ----------------        --------------
Total liabilities....................        1,017,449              1,032,421
                                          ----------------        --------------
                                          ----------------        --------------
Stockholder's Equity:

Common stock, par value 1,500 per share
  at December 31, 1995; 10,000 shares
  authorized, issued and outstanding.           15,000                 15,000
Additional paid-in capital...........          334,011                334,011
Net unrealized gains on fixed maturity
  securities available for sale,
  net of tax.........................           12,340                 63,785
Foreign currency translation
  adjustment.........................           (2,296)                (1,499)
Retained earnings....................        1,272,832              1,136,584
                                          ----------------        --------------
Total stockholder's equity...........        1,631,887              1,547,881
                                          ----------------        --------------
Total liabilities and
  stockholder's equity...............       $2,649,336             $2,580,302
                                          ----------------        --------------
                                          ----------------        --------------

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SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

Financial Guaranty Insurance
Company                                                     Statements Of Income
--------------------------------------------------------------------------------
($ in Thousands)

                                                                          NINE MONTHS ENDED
                                                                            SEPTEMBER 30,
                                                                        ----------------------
                                                                           1996        1995
                                                                        ----------  ----------

                                                                             (UNAUDITED)
Revenues:
  Gross premiums written................................................  $   65,875  $   66,151
  Ceded premiums........................................................     (14,178)    (14,430)
                                                                           ----------  ----------
  Net premiums written..................................................      51,697      51,721
  Decrease in net unearned premiums.....................................      39,589      29,428
                                                                           ----------  ----------
  Net premiums earned...................................................      91,286      81,149
  Net investment income.................................................      92,957      89,716
  Net realized gains....................................................      11,132      19,574
                                                                           ----------  ----------
    Total revenues......................................................     195,375     190,439
Expenses:
  Losses and loss adjustment expenses...................................      (2,078)      1,191
  Policy acquisition costs..............................................      13,056       9,013
  Other underwriting expenses...........................................      10,582      14,925
                                                                           ----------  ----------
    Total expenses......................................................      21,560      25,129
                                                                           ----------  ----------
    Income before provision for federal income taxes....................     173,815     165,310
Provision for federal income taxes......................................      37,566      33,323
                                                                           ----------  ----------
    Net income..........................................................  $  136,249  $  131,987
                                                                           ----------  ----------
                                                                           ----------  ----------

SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

Financial Guaranty Insurance
Company                                                  Statements Of Cash Flow
($ in Thousands)

                                                                        NINE MONTHS ENDED
                                                                          SEPTEMBER 30,
                                                                     ------------------------
                                                                        1996         1995
                                                                     (UNAUDITED)  (UNAUDITED)
                                                                     -----------  -----------
Operating activities:
    Operating activities:
    Net income.........................................................   $ 136,249    $ 131,987
    Adjustments to reconcile net income to net cash provided by operating activities:.............................................
    Provision for deferred income taxes................................       3,155       14,917
    Amortization of fixed maturity securities..........................         606        2,064
    Policy acquisition costs deferred..................................     (11,864)     (14,213)
    Amortization of deferred policy acquisition costs..................      13,056        8,787
    Depreciation of fixed assets.......................................       1,843        1,686
    Change in reinsurance receivable...................................         254        4,574
    Change in prepaid reinsurance premiums.............................       2,581        2,930
    Foreign currency translation adjustment............................      (1,226)        (923)
    Change in accrued investment income, prepaid expenses and other
     assets...........................................................       14,140         (969)
    Change in unearned premiums........................................     (42,171)     (32,359)
    Change in losses and loss adjustment expense reserves..............      (5,681)      (6,439)
    Change in other liabilities........................................      24,749       (6,673)
    Change in current income taxes payable.............................      27,522       (4,294)
    Net realized gains on investments..................................     (11,132)     (19,574)
                                                                          ----------    ---------
  Net cash provided by operating activities............................     152,081       81,501
                                                                          ----------    ---------
  Investing activities:
  Sales or maturities of fixed maturity securities...................       633,347      622,658
  Purchases of fixed maturity securities.............................      (727,641)    (651,424)
  Sales or maturities (purchases) of short-term investments, net.....       (56,428)     (46,053)
  Purchases of property and equipment, net...........................          (561)        (449)
                                                                          ----------    ---------
  Net cash used for investing activities.............................      (151,283)     (75,268)
                                                                          ----------    ---------
  Increase in cash...................................................           798        6,233
  Cash at beginning of period........................................           199        1,766
                                                                          ----------    ---------
  Cash at end of period..............................................     $     997     $  7,999
                                                                          ----------    ---------
                                                                          ----------    ---------

                     SEE ACCOMPANYING NOTES TO INTERIM FINANCIAL STATEMENTS

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996 AND 1995
(UNAUDITED)

(1) BASIS OF PRESENTATION

    The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 1996 and 1995, (b) the financial position at September 30, 1996 and December 31, 1995, and (c) cash flows for the nine months ended September 30, 1996 and 1995.

    These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1995 audited financial statements. The 1995 financial statements have been reclassified to conform to the 1996 presentation.

    The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) STATUTORY ACCOUNTING PRACTICES

    The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

    (a) premiums are earned in proportion to the reduction of the related risk rather than in proportion to the coverage provided;
    (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;
    (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;
    (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;
    (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;
    (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and
    (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS

    The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                        NINE MONTHS ENDED SEPTEMBER 30,
                                                               --------------------------------------------------
                                                                         1996                      1995
                                                               ------------------------  ------------------------

                                                                  NET      STOCKHOLDER'S    NET      STOCKHOLDER'S
                                                                 INCOME       EQUITY       INCOME       EQUITY
                                                               ----------  ------------  ----------  ------------
GAAP basis amount............................................  $ 136,249    $1,631,887   $  131,987   $1,487,346

Premium revenue recognition..................................     (6,742)     (173,669)     (15,432)    (159,804)

Deferral of acquisition costs................................      1,192       (93,676)      (5,426)     (96,354)

Contingency reserve..........................................        --       (428,798)        --       (372,683)

Non-admitted assets..........................................        --         (4,314)        --         (6,084)

Case-basis losses incurred and salvage recoverable...........     (3,854)       (3,906)       1,586       (2,514)

Portfolio loss reserves......................................        --         24,000      (10,900)      35,200

Deferral of income tax.......................................      3,155        67,550       14,917       59,728

Unrealized gains on fixed maturity securities held at fair
  value, net of taxes........................................        --        (12,340)         --       (34,463)

Profit commission............................................      1,234        (4,510)       5,228       (3,613)

Contingency reserve tax deduction............................        --         85,087          --         78,196

Provision for unauthorized reinsurance.......................        --           --            --           (266)

Allocation of tax benefits due to Parent's net operating loss
  to the Company.............................................        (2)        10,289          118         9,772
                                                               ----------  -----------   ----------   -----------
Statutory basis amount.......................................  $  131,232   $1,097,600   $  122,078   $  994,461
                                                               ----------  -----------   ----------   -----------
                                                               ----------  -----------   ----------   -----------

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1996 and 1995
(Unaudited)

(3) DIVIDENDS

    Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

    - Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $2,100,000 in 1996.
    - Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

    The amount of the Company's surplus available for dividends at September 30, 1996 is approximately $109.8 million.

(4) INCOME TAXES

    The Company's effective Federal corporate tax rate (21.6 percent and 20.2 percent for the nine months ended September 30, 1996 and 1995, respectively) is less than the statutory corporate tax rate (35 percent in 1996 and 1995) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5) REINSURANCE

    In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", adopted in 1993, the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $16.8 million and $17.1 million, respectively, for the nine months ended September 30, 1996 and 1995.